UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-03450

Name of Fund: Merrill Lynch Focus Value Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Focus Value Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/06

Date of reporting period: 08/01/05 - 01/31/06

Item 1 - Report to Stockholders

                             Merrill Lynch
                             Focus Value Fund, Inc.

                             Semi-Annual Report
                             January 31, 2006

Merrill Lynch Focus Value Fund, Inc.

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to merge Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), and BlackRock to create a new independent company that will be one of the world's largest asset management firms with nearly $1 trillion in assets under management (based on combined assets under management as of December 31, 2005). The transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. As a result of the above transaction, the combined company is expected to become the investment adviser of the Fund, contingent upon the approval of the Fund's Board of Directors and Fund shareholders.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


2       MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

A Letter From the President

Dear Shareholder

After "muddling through" most of 2005, the financial markets saw increased volatility in January that resulted in a roller coaster of highs and lows for stocks and a similar ride for bonds. In the end, the major market indexes managed to post positive returns for the current reporting period:

Total Returns as of January 31, 2006                                     6-month         12-month
=================================================================================================
U.S. equities (Standard & Poor's 500 Index)                              + 4.68%          +10.38%
-------------------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                             + 8.50           +18.89
-------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)        +18.31           +22.76
-------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                      + 0.84           + 1.80
-------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)           + 1.33           + 2.83
-------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                        + 1.40           + 3.59
-------------------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed) advanced its monetary tightening campaign with eight quarter-point interest rate hikes in 2005 and another on January 31, 2006. This brought the federal funds rate to 4.5%. Notably, Ben Bernanke replaced Alan Greenspan as Fed chairman in January, a month after the central bank removed the critical word "measured" from the description of its interest rate-hiking program. Still, most observers expect another rate increase in March.

Stocks recorded their third straight year of positive performance in 2005 despite struggling amid rising interest rates, record-high oil prices and a devastating hurricane season. U.S. equities found support in strong corporate earnings, low core inflation and healthy company balance sheets. Strength in the global economy and non-U.S. equity markets helped, as did robust dividend-distribution, share-buyback and merger-and-acquisition activity. International markets, in the meantime, continued to benefit from strong economic statistics, trade surpluses and solid finances.

In the U.S. bond market, short-term interest rates continued to move higher as longer-term rates advanced more moderately, resulting in a flattening yield curve. We saw the curve invert temporarily at the end of December and again at the end of January into early February, with the two-year Treasury note offering a slightly higher yield than the 10-year note.

Looking ahead, the largest questions center on the Fed's future moves, the consumer's ability (or inability) to continue spending, the direction of the U.S. dollar following a year of appreciation and the potential for continued strong economic and corporate earnings growth. As you consider how these factors might impact your investments in 2006, we encourage you to review your goals with your financial advisor and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.mlim.ml.com/shareholdermagazine. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to continuing to serve your investment needs.

                                                   Sincerely,


                                                   /s/ Robert C. Doll, Jr.

                                                   Robert C. Doll, Jr.
                                                   President and Director


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006           3

A Discussion With Your Fund's Portfolio Managers

      We are fairly constructive on the prospects for equity markets in 2006 and ended the period with an emphasis on technology, materials and industrials stocks.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended January 31, 2006, Merrill Lynch Focus Value Fund, Inc.'s Class A, Class B, Class C, Class I and Class R Shares had total returns of +4.56%, +4.17%, +4.10%, +4.71% and +4.43%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) This compared to a return of +4.68% for the broad-market Standard & Poor's 500 (S&P 500) Index, +6.21% for the benchmark Russell 1000 Value Index and an average return of +5.62% for the Lipper Multi-Cap Value Funds category for the same period. (Funds in this Lipper category invest in companies in a variety of market-capitalization ranges that are considered to be undervalued relative to a major unmanaged stock index.)

Over the past six months, we saw record-high oil prices, a vigilant Federal Reserve Board (Fed) and two catastrophic hurricanes. Nevertheless, the economic data was largely positive, albeit with a slowing bias, and corporate earnings continued to come in very strong. Investors, once fearing an economic collapse, began to believe that perhaps a soft landing was in the making, helping the equity markets to recover from their uninspiring performance in the prior six months. More good news for stocks came as the Fed hinted that its monetary tightening campaign may be nearing an end after 14 consecutive interest rate hikes between June 2004 and January 2006.

In terms of Fund performance, energy was our top-performing industry group, driven by strong returns from offshore oil drillers GlobalSantaFe Corp. and Rowan Cos., Inc. The budgets for many oil exploration & production companies are expanding at a fast rate, and drilling activity is exploding throughout the world given the high prices for crude and gas. The portfolio has benefited from its positions in oil drillers and companies that provide services for those activities. The materials sector was another strong contributor, led by Freeport-McMoRan Copper & Gold, Inc. The company continues to enjoy extremely high prices for its products, which has translated into record earnings and shareholder-friendly initiatives, such as higher dividends.

The Fund also realized positive attribution from its investments in the financials sector, an area that struggled over the past 18 months but started to rally significantly in late 2005 as the market began to anticipate the end of monetary tightening. Financial stocks that contributed to Fund results included JPMorgan Chase & Co., Morgan Stanley and American International Group, Inc.

Technology proved to be a challenging sector for the portfolio during the six-month period, primarily due to profit-taking in stocks that were strong performers in early 2005. LSI Logic Corp. and Parametric Technology Corp. both experienced significant price corrections even though the companies' fundamentals continue to improve. Their price declines accounted for the majority of the Fund's underperformance in technology.

We also saw some weakness in industrials. As oil, gas and raw materials prices rose, companies such as Tyco Corp., a manufacturer of electronic products, got stuck in a cost squeeze, and its earnings disappointed. Nevertheless, stock prices in the industrials sector are at historically attractive levels. We expect that either relief from higher input costs is coming or pricing will move higher, helping the future earnings of these companies.

In consumer discretionary, media names, such as Interpublic Group of Cos., Inc., disappointed, as did our retail stocks, The Gap, Inc. and Foot Locker, Inc. Most retailers came under pressure on the prospects of a weak holiday shopping season. This, coupled with worries over a slowdown in consumer spending and fears of a poor product cycle, caused many retailers to underperform. Media stocks, in the meantime, lagged on concerns over weak advertising revenues. Finally, in the consumer staples sector, our investment in The Topps Co., Inc. fell significantly after management canceled plans to sell all, or part of, the company.

What changes were made to the portfolio during the period?

We significantly increased the portfolio's exposure to the materials sector, primarily through our investment in Freeport-McMoRan Copper & Gold, Inc. and by increasing our weighting in the paper industry. Freeport-McMoRan, a major miner of copper and gold in Southeast Asia, posted record quarterly earnings throughout 2005. The paper industry, meanwhile, has been going through capacity rationalization over the past two years and is at the point where demand is beginning to outstrip capacity in certain grades. Multiple price increases within these product lines were seen during the latter half of 2005. In response to this environment, we increased our weighting in International Paper Co. and added a position in Packaging Corp. of America. Also in


4       MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006
materials, we added a position in E.I. du Pont de Nemours & Co., which has struggled with increasing raw material costs and the Gulf Coast hurricanes' impact on their plants. Given the demand response that we have already seen to historically high natural gas prices, we believe that the price acceleration of raw materials should moderate as users explore other less expensive alternatives, leading to improved earnings for companies such as DuPont.

We increased exposure to health care, primarily through the purchase of Pfizer, Inc. Previously, we had little exposure to Pfizer, despite its substantial presence in the Russell 1000 Value Index. The company recently won a verdict that protects its Lipitor patent for the foreseeable future, and it also maintains one of the strongest product pipelines in the industry. As it waits for those products to come to market, the company is expected to use its strong balance sheet and cash-flow generation to buy back stock, increase dividends and purchase new products for the pipeline.

A final notable addition was defense company Northrop Grumman Corp. Defense stocks came under pressure from fears that defense spending would face scrutiny as the U.S. budget deficits grew. We believe, given the uncertain geopolitical environment, that defense budgets will be unaffected by any budgetary action and that companies, such as Northrop Grumman, will rise from their relatively low valuation levels.

On the sell side, we decreased our holdings in information technology given the strong advance in many names, such as Seagate Technology and Applied Materials, Inc. We trimmed our energy weightings for similar reasons, given the dramatic price advance in oil and gas and the resulting gain in share prices of energy-related equities. Another area we deemphasized was consumer discretionary. We are growing a bit more cautious in this area given what appears to be the end of a multi-year rise in consumers' biggest asset -- their homes. We liquidated many of our media names, including Liberty Media Corp., based on our belief that advertising to the consumer will be anemic going forward.

How would you characterize the Fund's position at the close of the period?

At January 31, 2006, the Fund was overweight versus the Russell 1000 Value Index in information technology, materials, industrials and consumer staples. The portfolio was underweight in health care, telecommunications services, utilities, energy and financials.

In regard to information technology, we expect that the underinvestment by corporations that has occurred over the past five years will reverse itself given new product cycles in technology as well as the strong free cash-flow generation evident in Corporate America. Our overweight position in materials is based on our expectation for moderating raw materials prices, which we mentioned earlier, in addition to enhanced pricing power going forward -- together resulting in better earnings for materials companies. The same holds true for industrials companies. While earnings in these two sectors are somewhat depressed, companies are still generating substantial amounts of free cash flow and deploying that cash flow in shareholder-friendly ways while exhibiting extraordinary capital discipline.

Within financials, although underweight relative to the benchmark's very large position, we are focused on insurance and capital markets-related stocks while avoiding companies that rely on the yield curve for profit. Should it appear that the yield curve inversion is about to reverse, we may become more constructive on companies that are dependent on the yield spread. Energy became a significant underweight in the portfolio as we grew more concerned about slowing demand and rising inventories in the oil sector. We remain primarily exposed to oil service stocks that provide the solution to the exploration & production companies' need to replace what they produce on a yearly basis.

Looking ahead, we view 2006 much like 2005. Equities face similar headwinds -- geopolitical uncertainty, budget and current account deficits, a consumer that could be close to tapped out and the potential for a few more Fed rate hikes. Offsetting this is the profitability and overall financial well-being of Corporate America. While we do not expect earnings growth to decline, we do anticipate a slowdown, leading us to favor some of the larger, multinational companies that can more readily capture market share in all kinds of economic environments. We also see continued merger-and-acquisition activity and a healthy IPO environment in 2006. With companies challenged to show the same type of earnings growth that they have over the past few years, we believe they will seek to achieve growth through merger-and-acquisition and buyout activity, a trend that began to emerge strongly in 2005. Overall, we are fairly constructive on the markets and expect the Fed to complete its rate-hiking campaign early in 2006, which would be a long-awaited positive for equities.

Robert J. Martorelli
Senior Vice President and Co-Portfolio Manager

Kevin M. Rendino
Senior Vice President and Co-Portfolio Manager

February 13, 2006


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006           5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser waived a portion of its administrative fee. Without such waiver, the Fund's performance would have been lower.

Recent Performance Results

                                              6-Month       12-Month      10-Year
As of January 31, 2006                      Total Return  Total Return  Total Return
====================================================================================
ML Focus Value Fund, Inc. Class A Shares*      +4.56%       +10.59%       +197.77%
------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class B Shares*      +4.17        + 9.75        +180.01
------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class C Shares*      +4.10        + 9.71        +175.39
------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class I Shares*      +4.71        +10.85        +205.27
------------------------------------------------------------------------------------
ML Focus Value Fund, Inc. Class R Shares*      +4.43        +10.26        +192.16
------------------------------------------------------------------------------------
Russell 1000(R) Value Index**                  +6.21        +13.22        +184.60
------------------------------------------------------------------------------------
S&P 500(R) Index***                            +4.68        +10.38        +136.62
------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
*** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Russell 1000 is a registered trademark of the Frank Russell Company.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

Performance Data (concluded)

Average Annual Total Return

--------------------------------------------------------------------------------
                                                Return Without     Return With
                                                 Sales Charge     Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 1/31/06                              +10.59%           + 4.78%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                            + 4.96            + 3.84
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                             +11.53            +10.93
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

--------------------------------------------------------------------------------
                                                    Return             Return
                                                 Without CDSC        With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 1/31/06                              + 9.75%           + 5.75%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                            + 4.17            + 3.83
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                             +10.85            +10.85
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
                                                    Return             Return
                                                 Without CDSC        With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 1/31/06                              + 9.71%           + 8.71%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                            + 4.16            + 4.16
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                             +10.66            +10.66
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

--------------------------------------------------------------------------------
Class I Shares                                                          Return
================================================================================
One Year Ended 1/31/06                                                  +10.85%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                                + 5.23
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                                 +11.81
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                          Return
================================================================================
One Year Ended 1/31/06                                                  +10.26%
--------------------------------------------------------------------------------
Five Years Ended 1/31/06                                                + 4.84
--------------------------------------------------------------------------------
Ten Years Ended 1/31/06                                                 +11.32
--------------------------------------------------------------------------------

Portfolio Information as of January 31, 2006

--------------------------------------------------------------------------------
                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
International Paper Co. .............................................    4.3%
Morgan Stanley ......................................................    4.2
LSI Logic Corp. .....................................................    4.2
Pfizer, Inc. ........................................................    3.8
American International Group, Inc. ..................................    3.6
JPMorgan Chase & Co. ................................................    3.3
GlobalSantaFe Corp. .................................................    3.2
Rowan Cos., Inc. ....................................................    3.2
The St. Paul Travelers Cos., Inc. ...................................    3.1
Raytheon Co. ........................................................    3.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
Asset Mix                                                            Investments
--------------------------------------------------------------------------------
Stocks ..............................................................   89.8%
Other* ..............................................................   10.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Energy Equipment & Services .........................................    7.9%
Insurance ...........................................................    6.7
Semiconductors & Semiconductor Equipment ............................    6.4
Pharmaceuticals .....................................................    5.7
Specialty Retail ....................................................    5.6
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006           7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2005 and held through January 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                 Expenses Paid
                                                          Beginning            Ending         During the Period*
                                                        Account Value       Account Value      August 1, 2005 to
                                                       August 1, 2005     January 31, 2006      January 31, 2006
================================================================================================================
Actual
================================================================================================================
Class A                                                    $1,000              $1,045.60             $ 6.57
----------------------------------------------------------------------------------------------------------------
Class B                                                    $1,000              $1,041.70             $10.56
----------------------------------------------------------------------------------------------------------------
Class C                                                    $1,000              $1,041.00             $10.61
----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000              $1,047.10             $ 5.27
----------------------------------------------------------------------------------------------------------------
Class R                                                    $1,000              $1,044.30             $ 7.87
================================================================================================================
Hypothetical (5% annual return before expenses)**
================================================================================================================
Class A                                                    $1,000              $1,019.08             $ 6.48
----------------------------------------------------------------------------------------------------------------
Class B                                                    $1,000              $1,015.16             $10.42
----------------------------------------------------------------------------------------------------------------
Class C                                                    $1,000              $1,015.10             $10.47
----------------------------------------------------------------------------------------------------------------
Class I                                                    $1,000              $1,020.35             $ 5.20
----------------------------------------------------------------------------------------------------------------
Class R                                                    $1,000              $1,017.81             $ 7.76
----------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.26% for Class A, 2.03% for Class B, 2.04% for Class C, 1.01% for Class I and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

Schedule of Investments

                                                    Shares
        Industry       Common Stocks                  Held             Value
===============================================================================
Above-Average Yield--8.7%
-------------------------------------------------------------------------------
        Commercial Services & Supplies--2.5%
        Waste Management, Inc.                     283,700          $ 8,959,246
        -----------------------------------------------------------------------
        Containers & Packaging--2.0%
        Packaging Corp. of America                 308,400            7,154,880
        -----------------------------------------------------------------------
        Metals & Mining--2.1%
        Freeport-McMoRan Copper & Gold, Inc.
          Class B (b)(f)                           115,600            7,427,300
        -----------------------------------------------------------------------
        Trading Companies & Distributors--2.1%
        UAP Holding Corp.                          345,230            7,305,067
        -----------------------------------------------------------------------
        Total Above-Average Yield                                    30,846,493
        =======================================================================

===============================================================================
Discount to Assets--3.2%
-------------------------------------------------------------------------------
        Energy Equipment & Services--3.2%
        GlobalSantaFe Corp. (f)                    189,400           11,562,870
        -----------------------------------------------------------------------
        Total Discount to Assets                                     11,562,870
        =======================================================================

===============================================================================
Earnings Turnaround--47.1%
-------------------------------------------------------------------------------
        Aerospace & Defense--2.1%
        Northrop Grumman Corp.                     117,800            7,318,914
        -----------------------------------------------------------------------
        Beverages--1.5%
        Coca-Cola Enterprises, Inc.                275,400            5,436,396
        -----------------------------------------------------------------------
        Capital Markets--4.2%
        Morgan Stanley                             244,300           15,012,235
        -----------------------------------------------------------------------
        Communications Equipment--2.4%
        Extreme Networks Inc. (b)                1,710,000            8,379,000
        -----------------------------------------------------------------------
        Computers & Peripherals--2.3%
        Sun Microsystems, Inc. (b)               1,859,800            8,369,100
        -----------------------------------------------------------------------
        Energy Equipment & Services--4.7%
        BJ Services Co.                            133,800            5,417,562
        Rowan Cos., Inc. (f)                       256,000           11,476,480
                                                                   ------------
                                                                     16,894,042
        -----------------------------------------------------------------------
        Food & Staples Retailing--5.3%
        The Kroger Co. (b)(f)                      487,400            8,968,160
        The Topps Co., Inc.                      1,267,202            9,808,144
                                                                   ------------
                                                                     18,776,304
        -----------------------------------------------------------------------
        Metals & Mining--0.6%
        Alcoa, Inc.                                 69,800            2,198,700
        -----------------------------------------------------------------------
        Paper & Forest Products--4.3%
        International Paper Co.                    467,300           15,248,019
        -----------------------------------------------------------------------
        Pharmaceuticals--1.5%
        GlaxoSmithKline Plc (a)                    105,500            5,405,820
        -----------------------------------------------------------------------
        Semiconductors & Semiconductor
        Equipment--6.4%
        Agere Systems, Inc. (b)                    624,430            7,749,176
        LSI Logic Corp. (b)                      1,637,700           14,984,955
                                                                   ------------
                                                                     22,734,131
        -----------------------------------------------------------------------
        Software--6.2%
        BEA Systems, Inc. (b)                      570,300            5,914,011
        Borland Software Corp. (b)               1,168,200            7,581,618
        Parametric Technology Corp. (b)          1,353,500            8,472,910
                                                                   ------------
                                                                     21,968,539
        -----------------------------------------------------------------------
        Specialty Retail--5.6%
        Foot Locker, Inc.                          468,900           10,653,408
        The Gap, Inc.                              508,300            9,195,147
                                                                   ------------
                                                                     19,848,555
        -----------------------------------------------------------------------
        Total Earnings Turnaround                                   167,589,755
        =======================================================================

===============================================================================
Operational Restructuring--29.3%
-------------------------------------------------------------------------------
        Aerospace & Defense--3.0%
        Raytheon Co.                               264,500           10,836,565
        -----------------------------------------------------------------------
        Capital Markets--2.0%
        The Bank of New York Co., Inc. (f)         221,800            7,055,458
        -----------------------------------------------------------------------
        Chemicals--2.0%
        E.I. du Pont de Nemours & Co.              177,100            6,933,465
        -----------------------------------------------------------------------
        Communications Equipment--2.1%
        Nokia Oyj (a)                              408,700            7,511,906
        -----------------------------------------------------------------------
        Diversified Financial Services--3.3%
        JPMorgan Chase & Co.                       295,240           11,735,790
        -----------------------------------------------------------------------
        IT Services--2.8%
        Unisys Corp. (b)                         1,495,300           10,003,557
        -----------------------------------------------------------------------
        Independent Power Producers &
        Energy Traders--1.0%
        Constellation Energy Group, Inc.            61,700            3,595,259
        -----------------------------------------------------------------------
        Industrial Conglomerates--2.0%
        Tyco International Ltd.                    274,800            7,158,540
        -----------------------------------------------------------------------
        Media--4.0%
        Interpublic Group of Cos., Inc. (b)        497,700            5,026,770
        Time Warner, Inc.                          518,600            9,091,058
                                                                   ------------
                                                                     14,117,828
        -----------------------------------------------------------------------
        Pharmaceuticals--4.2%
        Johnson & Johnson                           24,400            1,403,976
        Pfizer, Inc.                               523,300           13,438,344
                                                                   ------------
                                                                     14,842,320
        -----------------------------------------------------------------------
        Wireless Telecommunication
        Services--2.9%
        Sprint Nextel Corp.                        457,500           10,472,175
        -----------------------------------------------------------------------
        Total Operational Restructuring                             104,262,863
        =======================================================================

        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006           9

Schedule of Investments (concluded)

                                                    Shares
        Industry       Common Stocks                  Held             Value
===============================================================================
Price to Book--7.8%
-------------------------------------------------------------------------------
        Diversified Financial Services--1.1%
        Citigroup, Inc.                             82,300          $ 3,833,534
        -----------------------------------------------------------------------
        Insurance--6.7%
        American International Group, Inc.         192,700           12,614,142
        The St. Paul Travelers Cos., Inc.          245,145           11,124,680
                                                                   ------------
                                                                     23,738,822
        -----------------------------------------------------------------------
        Total Price to Book                                          27,572,356
        =======================================================================

===============================================================================
Price to Earnings Per Share--0.3%
-------------------------------------------------------------------------------
        Chemicals--0.3%
        PPG Industries, Inc.                        23,100            1,374,450
        -----------------------------------------------------------------------
        Total Price to Earnings Per Share                             1,374,450
        =======================================================================
        Total Common Stocks
        (Cost--$282,622,155)--96.4%                                 343,208,787
        =======================================================================

                                                Beneficial
                       Other Interests (c)        Interest
===============================================================================
Financial Restructuring--0.0%
-------------------------------------------------------------------------------
        Oil, Gas & Consumable Fuels--0.0%
        WRT Energy Corp. (Litigation Trust
          Certificates) (g)                    $ 1,981,437                    0
        -----------------------------------------------------------------------
        Total Other Interests
        (Cost--$202,416)--0.0%                                                0
        =======================================================================

===============================================================================
                       Short-Term Securities
===============================================================================
        Merrill Lynch Liquidity Series,
          LLC Cash Sweep Series I (d)           19,723,281           19,723,281
        Merrill Lynch Liquidity Series,
          LLC Money Market Series (d)(e)        19,216,850           19,216,850
        -----------------------------------------------------------------------
        Total Short-Term Securities
        (Cost--$38,940,131)--10.9%                                   38,940,131
        -----------------------------------------------------------------------
        Total Investments
        (Cost--$321,764,702*)--107.3%                               382,148,918

        Liabilities in Excess of Other
        Assets--(7.3%)                                              (26,144,780)
                                                                   ------------
        Net Assets--100.0%                                         $356,004,138
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of January 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 322,016,892
                                                                  =============
      Gross unrealized appreciation ...............               $  64,210,605
      Gross unrealized depreciation ...............                  (4,078,579)
                                                                  -------------
      Net unrealized appreciation .................               $  60,132,026
                                                                  =============

(a)   Depositary receipts.
(b)   Non-income producing security.
(c) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(d) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
      Affiliate                                  Net Activity    Interest Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                     $  12,297,515       $143,386
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                     $ (24,701,650)      $ 11,954
      --------------------------------------------------------------------------

(e)   Security was purchased with the cash proceeds from securities loans.
(f)   Security, or a portion of security, is on loan.
(g) Restricted security as to resale, representing 0.0% of net assets, was as follows:

      --------------------------------------------------------------------------
                                           Acquisition
      Issue                                   Dates          Cost        Value
      --------------------------------------------------------------------------
      WRT Energy Corp.
        (Litigation Trust Certificates)     7/10/1997      $202,416       $ 0
      --------------------------------------------------------------------------

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

      See Notes to Financial Statements.


10      MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

Statement of Assets and Liabilities

As of January 31, 2006
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities
             loaned of $18,807,178) (identified cost--$282,824,571) .............................                       $343,208,787
            Investments in affiliated securities, at value (identified cost--$38,940,131) .......                         38,940,131
            Receivables:
               Securities sold ..................................................................      $  3,507,750
               Dividends ........................................................................           249,329
               Capital shares sold ..............................................................           132,408
               Securities lending ...............................................................               760        3,890,247
                                                                                                       ------------
            Prepaid expenses and other assets ...................................................                             37,366
                                                                                                                        ------------
            Total assets ........................................................................                        386,076,531
                                                                                                                        ------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ...........................................                         19,216,850
            Payables:
               Securities purchased .............................................................         8,883,331
               Capital shares redeemed ..........................................................         1,493,314
               Investment adviser ...............................................................           236,107
               Other affiliates .................................................................           159,463
               Distributor ......................................................................            83,328       10,855,543
                                                                                                       -----------------------------
            Total liabilities ...................................................................                         30,072,393
                                                                                                                        ------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Net assets ..........................................................................                       $356,004,138
                                                                                                                        ============
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .......                       $    928,457
            Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .......                            251,391
            Class C Shares of Common Stock, $.10 par value, 50,000,000 shares authorized ........                            214,199
            Class I Shares of Common Stock, $.10 par value, 50,000,000 shares authorized ........                          1,135,798
            Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .......                              3,828
            Paid-in capital in excess of par ....................................................                        286,501,197
            Undistributed investment income--net ................................................      $    599,890
            Undistributed realized capital gain--net ............................................         5,985,162
            Unrealized appreciation--net ........................................................        60,384,216
                                                                                                       ------------
            Total accumulated earnings--net .....................................................                         66,969,268
                                                                                                                        ------------
            Net Assets ..........................................................................                       $356,004,138
                                                                                                                        ============
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $132,181,029 and 9,284,565 shares outstanding .......                       $      14.24
                                                                                                                        ============
            Class B--Based on net assets of $32,722,703 and 2,513,906 shares outstanding ........                       $      13.02
                                                                                                                        ============
            Class C--Based on net assets of $27,270,961 and 2,141,989 shares outstanding ........                       $      12.73
                                                                                                                        ============
            Class I--Based on net assets of $163,319,800 and 11,357,981 shares outstanding ......                       $      14.38
                                                                                                                        ============
            Class R--Based on net assets of $509,645 and 38,279 shares outstanding ..............                       $      13.31
                                                                                                                        ============

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006          11

Statement of Operations

For the Six Months Ended January 31, 2006
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
            Dividends ................................................................                                  $  2,801,683
            Interest from affiliates .................................................                                       143,386
            Securities lending--net ..................................................                                        11,954
                                                                                                                        ------------
            Total income .............................................................                                     2,957,023
                                                                                                                        ------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .................................................           $  1,830,044
            Account maintenance and distribution fees--Class B .......................                183,459
            Account maintenance fees--Class A ........................................                166,450
            Account maintenance and distribution fees--Class C .......................                148,372
            Transfer agent fees--Class I .............................................                109,833
            Transfer agent fees--Class A .............................................                 88,138
            Accounting services ......................................................                 83,731
            Professional fees ........................................................                 34,543
            Printing and shareholder reports .........................................                 29,396
            Registration fees ........................................................                 29,390
            Custodian fees ...........................................................                 29,276
            Transfer agent fees--Class B .............................................                 28,203
            Transfer agent fees--Class C .............................................                 23,510
            Directors' fees and expenses .............................................                 11,246
            Account maintenance and distribution fees--Class R .......................                  1,239
            Pricing fees .............................................................                    687
            Transfer agent fees--Class R .............................................                    328
            Other ....................................................................                 16,775
                                                                                                 ------------
            Total expenses before waiver .............................................              2,814,620
            Waiver of expenses .......................................................               (457,511)
                                                                                                 ------------
            Total expenses after waiver ..............................................                                     2,357,109
                                                                                                                        ------------
            Investment income--net ...................................................                                       599,914
                                                                                                                        ------------
====================================================================================================================================
Realized & Unrealized Gain--Net
------------------------------------------------------------------------------------------------------------------------------------
            Realized gain on investments--net ........................................                                    12,494,115
            Change in unrealized appreciation on investments--net ....................                                     2,027,725
                                                                                                                        ------------
            Net realized and unrealized gain--net ....................................                                    14,521,840
                                                                                                                        ------------
            Net Increase in Net Assets Resulting from Operations .....................                                  $ 15,121,754
                                                                                                                        ============

      See Notes to Financial Statements


12      MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

Statements of Changes in Net Assets

                                                                                                   For the Six           For the
                                                                                                   Months Ended         Year Ended
                                                                                                   January 31,           July 31,
Increase (Decrease) in Net Assets:                                                                    2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net .........................................................      $     599,914       $     850,405
            Realized gain--net .............................................................         12,494,115          45,789,886
            Change in unrealized appreciation--net .........................................          2,027,725          15,033,515
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations ...........................         15,121,754          61,673,806
                                                                                                  ---------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income--net:
              Class A ......................................................................           (191,705)                 --
              Class I ......................................................................           (662,437)                 --
              Class R ......................................................................               (137)                 --
            Realized gain--net:
              Class A ......................................................................         (4,562,017)                 --
              Class B ......................................................................         (1,348,179)                 --
              Class C ......................................................................         (1,129,292)                 --
              Class I ......................................................................         (5,610,608)                 --
              Class R ......................................................................            (18,151)                 --
                                                                                                  ---------------------------------
            Net decrease in net assets resulting from dividends and distributions to
             shareholders ..................................................................        (13,522,526)                 --
                                                                                                  ---------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net decrease in net assets derived from capital share transactions .............        (28,666,311)        (79,694,215)
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ...................................................        (27,067,083)        (18,020,409)
            Beginning of period ............................................................        383,071,221         401,091,630
                                                                                                  ---------------------------------
            End of period* .................................................................      $ 356,004,138       $ 383,071,221
                                                                                                  ---------------------------------
              * Undistributed investment income--net .......................................      $     599,890       $     854,255
                                                                                                  =================================

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006          13

Financial Highlights

                                                                                            Class A
                                                            ----------------------------------------------------------------------
                                                            For the Six                            For the
                                                            Months Ended                      Year Ended July 31,
The following per share data and ratios have been derived   January 31,     ------------------------------------------------------
from information provided in the financial statements.          2006            2005          2004          2003           2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ....       $     14.12     $     12.06   $     10.30   $      8.58    $     12.01
                                                            ----------------------------------------------------------------------
            Investment income(loss)--net*** .........               .02             .04           .01          (.02)          (.01)
            Realized and unrealized gain (loss)--net                .60            2.02          1.75          1.74          (2.70)
                                                            ----------------------------------------------------------------------
            Total from investment operations ........               .62            2.06          1.76          1.72          (2.71)
                                                            ----------------------------------------------------------------------
            Less dividends and distributions from:
              Investment income--net ................              (.02)             --            --            --             --
              Realized gain--net ....................              (.48)             --            --            --           (.72)
                                                            ----------------------------------------------------------------------
            Total dividends and distributions .......              (.50)             --            --            --           (.72)
                                                            ----------------------------------------------------------------------
            Net asset value, end of period ..........       $     14.24     $     14.12   $     12.06   $     10.30    $      8.58
                                                            ======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ......              4.56%+         17.08%        17.09%        20.05%        (23.06%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver .................              1.26%*          1.26%         1.34%         1.42%          1.41%
                                                            ======================================================================
            Expenses ................................              1.51%*          1.51%         1.51%         1.57%          1.54%
                                                            ======================================================================
            Investment income (loss)--net ...........               .35%*           .27%          .08%         (.23%)         (.12%)
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands)        $   132,181     $   135,696   $   136,688   $   120,193    $   109,033
                                                            ======================================================================
            Portfolio turnover ......................             54.51%          72.41%        91.79%        54.67%        123.59%
                                                            ======================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


14      MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

                                                                                             Class B
                                                              --------------------------------------------------------------------
                                                              For the Six                            For the
                                                              Months Ended                     Year Ended July 31,
The following per share data and ratios have been derived      January 31,    ----------------------------------------------------
from information provided in the financial statements.            2006           2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......       $    12.98     $    11.17    $     9.62    $     8.07    $    11.36
                                                               -------------------------------------------------------------------
            Investment loss--net*** ....................             (.03)          (.06)         (.08)         (.09)         (.09)
            Realized and unrealized gain (loss)--net ...              .55           1.87          1.63          1.64         (2.54)
                                                               -------------------------------------------------------------------
            Total from investment operations ...........              .52           1.81          1.55          1.55         (2.63)
                                                               -------------------------------------------------------------------
            Less distributions from realized gain--net .             (.48)            --            --            --          (.66)
                                                               -------------------------------------------------------------------
            Net asset value, end of period .............       $    13.02     $    12.98    $    11.17    $     9.62    $     8.07
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........             4.17%+        16.20%        16.11%        19.21%       (23.69%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver ....................             2.03%*         2.03%         2.11%         2.20%         2.18%
                                                               ===================================================================
            Expenses ...................................             2.28%*         2.28%         2.27%         2.35%         2.30%
                                                               ===================================================================
            Investment loss--net .......................             (.41%)*        (.50%)        (.70%)       (1.02%)        (.89%)
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...       $   32,723     $   42,351    $   57,812    $   67,382    $   79,617
                                                               ===================================================================
            Portfolio turnover .........................            54.51%         72.41%        91.79%        54.67%       123.59%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006          15

                                                                                             Class C
                                                              --------------------------------------------------------------------
                                                              For the Six                           For the
                                                              Months Ended                     Year Ended July 31,
The following per share data and ratios have been derived      January 31,    ----------------------------------------------------
from information provided in the financial statements.            2006           2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .......       $    12.71     $    10.94    $     9.42    $     7.90    $    11.17
                                                               -------------------------------------------------------------------
            Investment loss--net*** ....................             (.03)          (.06)         (.08)         (.08)         (.09)
            Realized and unrealized gain (loss)--net ...              .53           1.83          1.60          1.60         (2.50)
                                                               -------------------------------------------------------------------
            Total from investment operations ...........              .50           1.77          1.52          1.52         (2.59)
                                                               -------------------------------------------------------------------
            Less distributions from realized gain--net .             (.48)            --            --            --          (.68)
                                                               -------------------------------------------------------------------
            Net asset value, end of period .............       $    12.73     $    12.71    $    10.94    $     9.42    $     7.90
                                                               ===================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .........             4.10%+        16.18%        16.14%        19.24%       (23.73%)
                                                               ===================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver ....................             2.04%*         2.04%         2.12%         2.21%         2.19%
                                                               ===================================================================
            Expenses ...................................             2.29%*         2.29%         2.28%         2.36%         2.32%
                                                               ===================================================================
            Investment loss--net .......................             (.42%)*        (.50%)        (.70%)       (1.02%)        (.88%)
                                                               ===================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...       $   27,271     $   31,391    $   34,179    $   31,492    $   31,763
                                                               ===================================================================
            Portfolio turnover .........................            54.51%         72.41%        91.79%        54.67%       123.59%
                                                               ===================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Aggregate total investment return.

      See Notes to Financial Statements.


16      MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

                                                                                            Class I
                                                             ---------------------------------------------------------------------
                                                             For the Six                           For the
                                                             Months Ended                     Year Ended July 31,
The following per share data and ratios have been derived     January 31,    -----------------------------------------------------
from information provided in the financial statements.           2006            2005          2004          2003          2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .....       $     14.27     $     12.16   $     10.36   $      8.60   $     12.04
                                                             ---------------------------------------------------------------------
            Investment income--net** .................               .04             .07           .04            --+          .01
            Realized and unrealized gain (loss)--net .               .61            2.04          1.76          1.76         (2.71)
                                                             ---------------------------------------------------------------------
            Total from investment operations .........               .65            2.11          1.80          1.76         (2.70)
                                                             ---------------------------------------------------------------------
            Less dividends and distributions from:
              Investment income--net .................              (.06)             --            --            --            --
              Realized gain--net .....................              (.48)             --            --            --          (.74)
                                                             ---------------------------------------------------------------------
            Total dividends and distributions ........              (.54)             --            --            --          (.74)
                                                             ---------------------------------------------------------------------
            Net asset value, end of period ...........       $     14.38     $     14.27   $     12.16   $     10.36   $      8.60
                                                             =====================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .......              4.71%@         17.35%        17.37%        20.47%       (22.95%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver ..................              1.01%*          1.01%         1.09%         1.17%         1.16%
                                                             =====================================================================
            Expenses .................................              1.26%*          1.26%         1.26%         1.32%         1.28%
                                                             =====================================================================
            Investment income--net ...................               .60%*           .52%          .33%          .02%          .14%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .       $   163,320     $   173,121   $   172,024   $   161,723   $   154,734
                                                             =====================================================================
            Portfolio turnover .......................             54.51%          72.41%        91.79%        54.67%       123.59%
                                                             =====================================================================

*     Annualized.
**    Based on average shares outstanding.
*** Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
+     Amount is less than $.01 per share.
@     Aggregate total investment return.

      See Notes to Financial Statements.


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006          17

Financial Highlights (concluded)

                                                                                               Class R
                                                                       ----------------------------------------------------------
                                                                       For the Period      For the Year Ended      For the Period
                                                                           Ended                July 31,          January 3, 2003+
The following per share data and ratios have been derived                January 31,    -----------------------       to July 31,
from information provided in the financial statements.                      2006            2005           2004           2003
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ...................      $ 13.23          $ 11.33        $  9.71         $  8.67
                                                                          -------------------------------------------------------
            Investment income (loss)--net** ........................          .01               --@@@          --@@           .04
            Realized and unrealized gain--net ......................          .55             1.90           1.62            1.00
                                                                          -------------------------------------------------------
            Total from investment operations .......................          .56             1.90           1.62            1.04
                                                                          -------------------------------------------------------
            Less dividends and distributions from:
               Investment income--net ..............................           --@@             --             --              --
               Realized gain--net ..................................         (.48)              --             --              --
                                                                          -------------------------------------------------------
            Total dividends and distributions ......................         (.48)              --             --              --
                                                                          -------------------------------------------------------
            Net asset value, end of period .........................      $ 13.31          $ 13.23        $ 11.33         $  9.71
                                                                          =======================================================
=================================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share .....................         4.43%@          16.77%         16.68%          12.00%@
                                                                          =======================================================
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver ................................         1.51%*           1.51%          1.57%           1.67%*
                                                                          =======================================================
            Expenses ...............................................         1.76%*           1.76%          1.75%           1.82%*
                                                                          =======================================================
            Investment income (loss)--net ..........................          .10%*            .03%          (.05%)          (.27%)*
                                                                          =======================================================
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) ...............      $   510          $   513        $   389         $    --++
                                                                          =======================================================
            Portfolio turnover .....................................        54.51%           72.41%         91.79%          54.67%
                                                                          =======================================================

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
++    Amount is less than $1,000.
@     Aggregate total investment return.
@@    Amount is less than $(.01) per share.
@@@   Amount is less than $.01 per share.

      See Notes to Financial Statements.


18      MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Focus Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued by quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006          19

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans


20      MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006
with FAM Distributors, Inc. ("FAMD" or the "Distributor") which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 1.00% of the average daily value of the Fund's net assets. FAM has contractually agreed to waive .25% of its fee resulting in an annual fee equal to .75% of the average daily value of the Fund's net assets. The contract is effective through November 30, 2006 and is automatically renewable year to year thereafter unless terminated by the Fund. For the six months ended January 31, 2006, FAM earned fees of $1,830,044, of which $457,511 was waived. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................                .25%             --
Class B ................................                .25%            .75%
Class C ................................                .25%            .75%
Class R ................................                .25%            .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended January 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                       FAMD             MLPF&S
--------------------------------------------------------------------------------
Class A ................................             $  181             $2,765
Class I ................................             $  112             $1,248
--------------------------------------------------------------------------------

For the six months ended January 31, 2006, MLPF&S received contingent deferred sales charges of $22,926 and $250 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S, or its affiliates. As of January 31, 2006, the Fund lent securities with a value of $10,882,067 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the six months ended January 31, 2006, MLIM, LLC received $4,948 in securities lending agent fees.

For the six months ended January 31, 2006, the Fund reimbursed FAM $3,942 for certain accounting services.

In addition, MLPF&S received $91,833 in commissions on the execution of portfolio security transactions for the Fund for the six months ended January 31, 2006.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to merge ML & Co.'s investment management business, including FAM, with the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006          21

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2006 were $191,796,541 and $237,563,688, respectively.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $28,666,311 and $79,694,215 for the six months ended January 31, 2006 and the year ended July 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           280,537       $  3,828,183
Automatic conversion of shares ...........           350,423          4,755,043
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           310,746          4,247,406
                                                -------------------------------
Total issued .............................           941,706         12,830,632
Shares redeemed ..........................        (1,269,559)       (17,381,848)
                                                -------------------------------
Net decrease .............................          (327,853)      $ (4,551,216)
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          879,523        $ 11,215,439
Automatic conversion of shares ...........          710,053           9,250,011
                                                -------------------------------
Total issued .............................        1,589,576          20,465,450
Shares redeemed ..........................       (3,314,777)        (42,874,220)
                                                -------------------------------
Net decrease .............................       (1,725,201)       $(22,408,770)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            99,423       $  1,244,452
Shares issued to shareholders in
  reinvestment of distributions ..........            97,123          1,216,215
                                                -------------------------------
Total issued .............................           196,546          2,460,667
                                                -------------------------------
Shares redeemed ..........................          (563,503)        (7,066,865)
Automatic conversion of shares ...........          (381,959)        (4,755,043)
                                                -------------------------------
Total redeemed ...........................          (945,462)       (11,821,908)
                                                -------------------------------
Net decrease .............................          (748,916)      $ (9,361,241)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          363,699        $  4,363,728
                                                -------------------------------
Shares redeemed ..........................       (1,507,186)        (18,232,206)
Automatic conversion of shares ...........         (768,892)         (9,250,011)
                                                -------------------------------
Total redeemed ...........................       (2,276,078)        (27,482,217)
                                                -------------------------------
Net decrease .............................       (1,912,379)       $(23,118,489)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           56,727       $     695,005
                                                -------------------------------
Shares issued to shareholders in
  reinvestment of distributions ..........           81,723           1,001,867
                                                -------------------------------
Total issued .............................          138,450           1,696,872
                                                -------------------------------
Shares redeemed ..........................         (466,949)         (5,773,527)
                                                -------------------------------
Net decrease .............................         (328,499)      $  (4,076,655)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          169,605       $   1,993,818
Shares redeemed ..........................         (824,482)         (9,753,302)
                                                -------------------------------
Net decrease .............................         (654,877)      $  (7,759,484)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          315,368       $   4,333,395
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................          399,615           5,505,500
                                                -------------------------------
Total issued .............................          714,983           9,838,895
Shares redeemed ..........................       (1,486,969)        (20,511,738)
                                                -------------------------------
Net decrease .............................         (771,986)      $ (10,672,843)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................          969,812       $  12,793,522
Shares redeemed ..........................       (2,988,326)        (39,257,348)
                                                -------------------------------
Net decrease .............................       (2,018,514)      $ (26,463,826)
                                                ===============================


22      MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006

Notes to Financial Statements (concluded)

-------------------------------------------------------------------------------
Class R Shares for the Six Months                                      Dollar
Ended January 31, 2006                              Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................            5,336       $      68,597
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            1,429              18,289
                                                -------------------------------
Total issued .............................            6,765              86,886
Shares redeemed ..........................           (7,213)            (91,242)
                                                -------------------------------
Net decrease .............................             (448)      $      (4,356)
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           21,540       $     269,290
Shares redeemed ..........................          (17,181)           (212,936)
                                                -------------------------------
Net increase .............................            4,359       $      56,354
                                                ===============================

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended January 31, 2006. On November 23, 2005 the credit agreement was renewed for one year under substantially the same terms.

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Robert J. Martorelli, Vice President and Co-Portfolio Manager
Kevin M. Rendino, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Effective January 1, 2006, Stephen B. Swensrud retired as Director of Merrill Lynch Focus Value Fund, Inc. The Fund's Board of Directors wishes Mr. Swensrud well in his retirement.
--------------------------------------------------------------------------------


        MERRILL LYNCH FOCUS VALUE FUND, INC.        JANUARY 31, 2006          23

[LOGO] Merrill Lynch    Investment Managers
www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Focus Value Fund, Inc.
Box 9011
Princeton, NJ
08543

                                                                  #10263 -- 1/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Focus Value Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: March 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: March 20, 2006


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Focus Value Fund, Inc.

Date: March 20, 2006